FORM 10f-3      FUND:  PW Small Cap Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Planet Hollywood

2.      Date of Purchase:  4/18/96

3.      Date offering commenced: 4/18/96

4.      Underwriters from whom purchased:  Bear Stearns

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $6,300

7.      Aggregate principal amount of offering:  $194,400,000

8.      Purchase price (net of fees and expenses):  $18

9.      Initial public offering price:  $18

10.     Commission, spread or profit:   %       $0.65

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Planet Hollywood

2.      Date of Purchase:  4/18/96

3.      Date offering commenced:  4/18/96

4.      Underwriters from whom purchased:  Bear Stearns

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $11,700

7.      Aggregate principal amount of offering:  $194,400,000

8.      Purchase price (net of fees and expenses):  $18

9.      Initial public offering price:  $18

10.     Commission, spread or profit:   %       $0.65

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Compuserve

2.      Date of Purchase:  4/18/96

3.      Date offering commenced:  4/18/96

4.      Underwriters from whom purchased:  Goldman Sachs

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $10,500

7.      Aggregate principal amount of offering:  $480,000,000

8.      Purchase price (net of fees and expenses):  $30

9.      Initial public offering price:  $30

10.     Commission, spread or profit:   %       $1.00

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Compuserve

2.      Date of Purchase:  4/18/96

3.      Date offering commenced: 4/18/96

4.      Underwriters from whom purchased:  Goldman Sachs

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $19,500

7.      Aggregate principal amount of offering:  $480,000,000

8.      Purchase price (net of fees and expenses):  $30

9.      Initial public offering price:  $30

10.     Commission, spread or profit:   %       $1.00

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Carbo Ceramics

2.      Date of Purchase:  4/22/96

3.      Date offering commenced:  4/22/96

4.      Underwriters from whom purchased:  Lehman Brothers

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $17,000

7.      Aggregate principal amount of offering:  $37,400,000

8.      Purchase price (net of fees and expenses):  $17

9.      Initial public offering price:  $17

10.     Commission, spread or profit:   %       $0.70

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Heartport

2.      Date of Purchase:  4/25/96

3.      Date offering commenced:  4/25/96

4.      Underwriters from whom purchased:  Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $21,000

7.      Aggregate principal amount of offering:  $105,000,000

8.      Purchase price (net of fees and expenses):  $21

9.      Initial public offering price:  $21

10.     Commission, spread or profit:   %       $0.90

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: American Portable Telecom

2.      Date of Purchase:  4/25/96

3.      Date offering commenced:  4/25/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $289,000

7.      Aggregate principal amount of offering:  $187,000,000

8.      Purchase price (net of fees and expenses):  $17

9.      Initial public offering price:  $17

10.     Commission, spread or profit:   %       $0.64

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: American Portable Telecom

2.      Date of Purchase:  4/25/96

3.      Date offering commenced:  4/25/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $289,000

7.      Aggregate principal amount of offering:  $187,000,000

8.      Purchase price (net of fees and expenses):  $17

9.      Initial public offering price:  $17

10.     Commission, spread or profit:   %       $0.64

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  4/29/96

FORM 10f-3      FUND:  PW Small Cap Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Info Seek

2.      Date of Purchase:  6/11/96

3.      Date offering commenced:  6/11/96

4.      Underwriters from whom purchased:  Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $12,000

7.      Aggregate principal amount of offering:  $36,000,000

8.      Purchase price (net of fees and expenses):  $12

9.      Initial public offering price:  $12

10.     Commission, spread or profit:   %       $0.47

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  7/12/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Keystone Automotive

2.      Date of Purchase:  6/20/96

3.      Date offering commenced:  6/20/96

4.      Underwriters from whom purchased:  Morgan Keegan

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $90,000

7.      Aggregate principal amount of offering:  $24,300,000

8.      Purchase price (net of fees and expenses):  $4

9.      Initial public offering price:  $4

10.     Commission, spread or profit:   %       $0.36

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Rutherford-Moran Oil

2.      Date of Purchase:  6/21/96

3.     Date offering commenced:  6/21/96

4.      Underwriters from whom purchased:  J.P. Morgan

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $80,500

7.      Aggregate principal amount of offering:  $92,000,000

8.      Purchase price (net of fees and expenses):  $23

9.      Initial public offering price:  $23

10.     Commission, spread or profit:   %       $0.97

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Rutherford-Moran Oil

2.      Date of Purchase:  6/21/96

3.      Date offering commenced:  6/21/96

4.      Underwriters from whom purchased:  J.P. Morgan

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $149,500

7.      Aggregate principal amount of offering:  $92,000,000

8.      Purchase price (net of fees and expenses):  $23

9.      Initial public offering price:  $23

10.     Commission, spread or profit:   %       $0.97

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the         N/A        ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer: Donna Karen

2.      Date of Purchase:  6/27/96

3.      Date offering commenced:  6/27/96

4.      Underwriters from whom purchased:  Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $24,000

7.      Aggregate principal amount of offering:  $258,000,000

8.      Purchase price (net of fees and expenses):  $24

9.      Initial public offering price:  $24

10.     Commission, spread or profit:   %       $0.87

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Factset Data Systems

2.      Date of Purchase:  6/28/96

3.      Date offering commenced:  6/28/96

4.      Underwriters from whom purchased:  DLJ

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $238,000

7.      Aggregate principal amount of offering:  $53,125,000

8.      Purchase price (net of fees and expenses):  $17

9.      Initial public offering price:  $17

10.     Commission, spread or profit:   %       $0.71

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Factset Data Systems

2.      Date of Purchase:  6/28/96

3.      Date offering commenced:  6/28/96

4.      Underwriters from whom purchased:  DLJ

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $102,000

7.      Aggregate principal amount of offering:  $53,125,000

8.      Purchase price (net of fees and expenses):  $17

9.      Initial public offering price:  $17

10.     Commission, spread or profit:   %       $0.71

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Golden Bear Golf

2.      Date of Purchase:  7/31/96

3.      Date offering commenced:  7/31/96

4.      Underwriters from whom purchased:  Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $84,800

7.      Aggregate principal amount of offering:  $82,560,000

8.      Purchase price (net of fees and expenses):  $16

9.      Initial public offering price:  $16

10.     Commission, spread or profit:   %       $0.64

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Service Experts

2.      Date of Purchase:  8/16/96

3.      Date offering commenced:  8/16/96

4.      Underwriters from whom purchased:  Equitable

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $130,000

7.      Aggregate principal amount of offering:  $28,925,000

8.      Purchase price (net of fees and expenses):  $13

9.      Initial public offering price:  $13

10.     Commission, spread or profit:   %       $0.54

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Coach, USA

2.      Date of Purchase:  5/14/96

3.      Date offering commenced:  5/14/96

4.      Underwriters from whom purchased:  Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $385,000

7.      Aggregate principal amount of offering:  $50,400,000

8.      Purchase price (net of fees and expenses):  $14

9.      Initial public offering price:  $14

10.     Commission, spread or profit:   %       $0.56

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  8/27/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Wackenhut B shares

2.      Date of Purchase:  5/23/96

3.      Date offering commenced:  5/23/96

4.      Underwriters from whom purchased:  Lazard Freres

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $399,500

7.      Aggregate principal amount of offering:  $94,000,000

8.      Purchase price (net of fees and expenses):  $23.5

9.      Initial public offering price:  $23.5

10.     Commission, spread or profit:   %       $0.73

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  6/3/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Willis Lease Finance

2.      Date of Purchase:  9/18/96

3.      Date offering commenced:  9/18/96

4.      Underwriters from whom purchased:  Wedbush Morgan

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $400,000

7.      Aggregate principal amount of offering:  $16,000,000

8.      Purchase price (net of fees and expenses):  $8

9.      Initial public offering price:  $8

10.     Commission, spread or profit:   %       $0.31

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  10/1/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Cornell Connections

2.      Date of Purchase:  10/3/96

3.      Date offering commenced:  10/3/96

4.      Underwriters from whom purchased:  Dillon Read & Co.

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $600,000

7.      Aggregate principal amount of offering:  $48,000,000

8.      Purchase price (net of fees and expenses):  $12

9.      Initial public offering price:  $12

10.     Commission, spread or profit:   %       $0.50

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  10/3/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Brown T. Sharpe

2.      Date of Purchase:  10/11/96

3.      Date offering commenced:  10/31/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $235,000

7.      Aggregate principal amount of offering:  $85,610,000

8.      Purchase price (net of fees and expenses):  $11.75

9.      Initial public offering price:  $11.75

10.     Commission, spread or profit:   %       $0.42

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  10/28/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Smarttalk Teleservices

2.      Date of Purchase:  10/23/96

3.      Date offering commenced:  10/23/96

4.      Underwriters from whom purchased:  Salomon Brothers

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $217,500

7.      Aggregate principal amount of offering:  $60,900,000

8.      Purchase price (net of fees and expenses):  $14.5

9.      Initial public offering price:  $14.5

10.     Commission, spread or profit:   %       $0.61

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved: Ellen Harris  Date:  10/28/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Stage Stores

2.      Date of Purchase:  10/24/96

3.      Date offering commenced:  10/24/96

4.      Underwriters from whom purchased:  First Boston

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $132,800

7.      Aggregate principal amount of offering:  $181,500,000

8.      Purchase price (net of fees and expenses):  $16.5

9.      Initial public offering price:  $16.5

10.     Commission, spread or profit:   %       $0.60

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  10/28/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Aurum Software

2.      Date of Purchase:  10/29/96

3.      Date offering commenced:  10/29/96

4.      Underwriters from whom purchased:  Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $64,000

7.      Aggregate principal amount of offering:  $42,400,000

8.      Purchase price (net of fees and expenses):  $16

9.      Initial public offering price:  $16

10.     Commission, spread or profit:   %       $0.65

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  11/17/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Ingram

2.      Date of Purchase:  10/31/96

3.      Date offering commenced:  10/31/96

4.      Underwriters from whom purchased:  Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
        PaineWebber

6.      Aggregate principal amount of purchase:  $54,000

7.      Aggregate principal amount of offering:  $360,000,000

8.      Purchase price (net of fees and expenses):  $18

9.      Initial public offering price:  $18

10.     Commission, spread or profit:   %       $0.584

11.     Have the following conditions been satisfied?
                                                                YES         NO

a.      The securities are part of an issue registered           X         ----
        under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

b.      The securities were purchased prior to the end           X         ----
        of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

c.      The underwriting was a firm commitment underwriting.     X         ----

d.      The commission, spread or profit was reasonable          X         ----
        and fair in relation to that being received by others for underwriting similar securities during the same period.

e.      (1) If securities are registered under the               X         ----
        Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

        (2) If securities are municipal securities, the          N/A       ----
        issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
        (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

f.      The amount of such securities purchased by all           X         ----
        of the investment companies advised by Mitchell
        Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

g.      The purchase price was less than 3% of the               X         ----
        Fund's total assets.

h.      No Affiliated Underwriter was a direct or                X         ----
        indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


Approved:  Donald B. Jones      Date:  11/17/96